UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

Form 8-K

Current Report
Pursuant to Section 13 or 15(d) of
the Securities Exchange Act of 1934
Date of Report (Date of earliest event reported): June 19, 2015

SEQUENOM, INC.
(Exact name of registrant as specified in its charter)

Delaware	000-29101	77-0365889
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

3595 John Hopkins Court, San Diego, CA	92121
(Address of principal executive offices)	(Zip Code)
Registrant’s telephone number, including area code: (858) 202-9000

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 4.01    Changes in Registrant’s Certifying Accountant.

(a) Dismissal of Independent Registered Public Accounting Firm
The audit committee of the board of directors (the “Audit Committee”) of Sequenom, Inc. (the “Company”) recently completed a competitive process to determine what audit firm would serve as the Company's independent registered public accounting firm for the fiscal year ending December 31, 2015. As a result of that process, on June 19, 2015, the Company notified Ernst & Young LLP of its dismissal as the Company’s independent registered public accounting firm effective as of that date. The decision to change independent registered public accounting firms was approved by the Company’s Audit Committee.
The audit reports of Ernst & Young LLP on the consolidated financial statements of the Company as of and for the years ended December 31, 2014 and 2013 did not contain any adverse opinion or disclaimer of opinion, nor were they qualified or modified as to uncertainty, audit scope, or accounting principles.
During the two fiscal years ended December 31, 2014 and 2013, and the subsequent interim period through June 19, 2015, the date of Ernst & Young LLP’s dismissal, there were no: (1) disagreements with Ernst & Young LLP on any matter of accounting principles or practices, financial statement disclosure, or auditing scope or procedure, which disagreements, if not resolved to the satisfaction of Ernst & Young LLP, would have caused Ernst & Young LLP to make reference in connection with its opinion to the subject matter of the disagreement, or (2) reportable events (as defined in Item 304(a)(1)(v) of Regulation S-K).
Ernst & Young LLP’s letter to the U.S. Securities and Exchange Commission stating its agreement with the statements in these paragraphs is filed as Exhibit 16.1 to this Current Report on Form 8-K.
(b) Engagement of New Independent Registered Public Accounting Firm
On June 19, 2015, the Company selected KPMG LLP as its new independent registered public accounting firm, subject to completion of its standard client acceptance procedures. The decision to engage KPMG LLP as the Company’s independent registered public accounting firm was approved by the Audit Committee. During the years ended December 31, 2014 and 2013, and through June 19, 2015, the date of the Company's decision to engage KPMG LLP, the Company did not consult with KPMG LLP regarding any of the matters or events set forth in Item 304(a)(2)(i) and (ii) of Regulation S-K.

Item 9.01    Financial Statements and Exhibits.

(d) Exhibits

16.1    Letter from Ernst & Young LLP, dated June 23, 2015.

SIGNATURE
Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

SEQUENOM, INC.

Dated: June 24, 2015	By:	/s/ Jeffrey D. Linton
	Name:	Jeffrey D. Linton
	Title:	Senior Vice President, General Counsel & Secretary